UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: March 03, 2026

MIRA PHARMACEUTICALS, INC.

(Exact Name of Registrant as Specified in its Charter)

Florida	001-41765	85-3354547
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

1200 Brickell Avenue, Suite 1950 #1183

Miami, Florida 33131

(Address of Principal Executive Offices)

(786) 432-9792

(Registrant’s telephone

number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)) Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	MIRA	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events

MIRA Pharmaceuticals Completes Phase 1 Dosing of Ketamir-2

Advancing a selective oral NMDA receptor modulator toward Phase 2a in chemotherapy-induced peripheral neuropathy following favorable Phase 1 safety and tolerability findings

MIRA Pharmaceuticals, Inc. (NASDAQ: MIRA) (“MIRA” or the “Company”) announced that it has completed dosing in its Phase 1 clinical trial evaluating Ketamir-2, the Company’s proprietary selective oral NMDA receptor modulator, in healthy volunteers.

The randomized, double-blind, placebo-controlled study enrolled 56 healthy adult volunteers across single ascending dose (SAD) and multiple ascending dose (MAD) cohorts. Based on safety data reviewed to date, no serious adverse events or dose-limiting toxicities have been reported at any dose level tested. In addition, no clinically significant dissociative or psychotomimetic effects typically associated with ketamine were observed. Database lock, unblinding, and final audited pharmacokinetic and safety analyses are underway.

The Phase 1 study was conducted at the Clinical Pharmacology Unit of Hadassah Medical Center in Jerusalem, Israel and was designed to evaluate the safety, tolerability, and pharmacokinetics of orally administered Ketamir-2. The SAD portion included four dose cohorts ranging from 50 mg to 600 mg (32 participants), and the MAD portion included three cohorts receiving daily oral doses of 150 mg, 300 mg, or 600 mg for five days (24 participants).

The Company intends to submit the Phase 2a clinical study and supporting documentation to the U.S. Food and Drug Administration under its active Investigational New Drug application in the first half of 2026. The planned proof-of-concept study is expected to enroll patients with moderate to severe chemotherapy-induced peripheral neuropathy (CIPN) and is being designed to generate interpretable and clinically meaningful safety and preliminary efficacy data using validated neuropathic pain assessment tools and appropriate statistical powering.

Chemotherapy-induced peripheral neuropathy is a common and often dose-limiting complication of certain chemotherapy regimens and is characterized by persistent neuropathic pain, numbness, and sensory dysfunction. There are currently no FDA-approved therapies specifically indicated for CIPN, and management typically relies on off-label pharmacologic agents or intravenous ketamine.

The Company also stated that it plans to present Phase 1 data at an upcoming scientific meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MIRA PHARMACUTICALS, INC.

Dated: March 03, 2026	By:	/s/ Erez Aminov
	Name:	Erez Aminov
	Title:	Chief Executive Officer